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                                                                   EXHIBIT 10.25

Voyager One, Inc.
859 West End Court - Suite I
Vernon Hills, IL 60061
Phone: (847) 984-6200
Fax: (847) 984-6201

December 13, 2004                                   SENT BY FAX AND REGULAR MAIL
                                                    ----------------------------

Troy Rillo
Senior Vice President
Cornell Capital Partners, LP
101 Hudson Street-Suite 3700
Jersey City, NJ   07302

RE:    Voyager One, Inc.-Registration Statement SB-2/A

Dear Troy:

Pursuant to your recent request, this will confirm that Voyager One, Inc. agrees that if the number of shares of common stock registered pursuant to the Securities Purchase Agreement and documents executed in connection therewith in the registration statement filed on August 26, 2004 and subsequent amendments thereto drops below a two for one share coverage of the outstanding $1,100,000 convertible debentures held by Cornell Capital Partners, L.P. and Trey Resources, Inc. and their assignees and successors based on an average closing bid price for any 10 consecutive trading days ("reference price") after the registration statement referred to above is declared effective by the SEC, then Voyager One, Inc. will promptly file a new registration statement seeking to register an additional amount of shares equal to five times coverage based on the "reference price," one-half of the shares to be registered for Cornell Capital Partners, L.P. and one-half of the shares to be registered for Trey Resources, Inc.

Voyager One, Inc. further agrees to provide Cornell Capital Partners, L.P. with draft responses to numbers 1 through 3, inclusive, and 5 through 8, inclusive, of the SEC's second set of comments by Wednesday, December 15, 2004.

Voyager One, Inc. shall use its best efforts to file the second amendment to the SB-2 filed on August 26, 2004 by Monday, December 20, 2004.

This will further confirm that the terms of this letter supersede the terms of the letter dated November 19, 2004, a copy of which is attached hereto, and that the terms indicated therein are null and void.

Very truly yours,

/s/ Sebastien C. DuFort
-----------------------

Sebastien DuFort
President

Accepted: /s/ Mark A. Angelo                        12/15/04
          --------------------------------          ---------------------------
          Mark A. Angelo-Portfolio Manager          Date
          Cornell Capital Partners, L.P.